    As filed with the Securities and Exchange Commission on April 30, 2001
                         Securities Act File No. 2-85370
                  Investment Company Act File Act No. 811-3807
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [X]
         PRE-EFFECTIVE AMENDMENT NO.                                      [_]
         POST-EFFECTIVE AMENDMENT NO.  25                                 [X]
                            and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [X]
         AMENDMENT NO.  24
                        (Check appropriate box or boxes)

                       SUNAMERICA MONEY MARKET FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              The SunAmerica Center
                                733 Third Avenue
                               New York, NY 10017
                (Address of Principal Executive Office)(Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                              Robert M. Zakem, Esq.
                    Senior Vice President and General Counsel
                        SunAmerica Asset Management Corp.
                              The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                             New York, NY 10017-3204
                    (Name and Address for Agent for Service)

                                    Copy to:
                             Margery K. Neale, Esq.
                      Swidler Berlin Shereff Friedman, LLP
                             The Chrysler Building
                             405 Lexington Avenue
                              New York, NY 10174

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

     It is proposed that this filing will become effective (check appropriate box)

          [X]  immediately upon filing pursuant to paragraph (b)
          [_]  on April 30, 1999 pursuant to paragraph (b)
          [_]  60 days after filing pursuant to paragraph (a)(1)
          [_]  on (date) pursuant to paragraph (a)(1)
          [_]  75 days after filing pursuant to paragraph (a)(2)
          [_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:

          [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     April 30, 2001 PROSPECTUS

SUNAMERICA MONEY MARKET FUND




  The Securities and
  Exchange Commission has
  not approved or
  disapproved these
  securities or passed
  upon the adequacy of
  this prospectus. Any
  representation to the
  contrary is a criminal
  offense.
                                                      [LOGO OF SUNAMERICA
                                                      MUTUAL FUNDS]

                  Table of Contents
--------------------------------------------------------------------------------

                    FUND HIGHLIGHTS.........................................   2

                    SHAREHOLDER ACCOUNT INFORMATION.........................   6

                    FUND MANAGEMENT.........................................  13

                    FINANCIAL HIGHLIGHTS....................................  14

                                          [LOGO OF SUNAMERICA MUTUAL FUNDS]

     Fund Highlights
--------------------------------------------------------------------------------
                                                                             Q&A



   Money market in-
   struments
   are high-quality
   short-term debt
   obligations. The
   money market in-
   struments in
   which the Fund
   will invest in-
   clude securities
   issued or guaran-
   teed as to prin-
   cipal and inter-
   est by the U.S.
   government, its
   agencies or in-
   strumentalities;
   certificates of
   deposit, bankers'
   acceptances and
   time deposits;
   commercial paper
   and other short-
   term obligations
   of U.S. and for-
   eign corpora-
   tions; repurchase
   agreements; re-
   verse repurchase
   agreements; and
   asset-backed
   securities.

   "High-quality"
   instruments
   have a very
   strong capacity
   to pay interest
   and repay
   principal.

The following questions and answers are designed to give you an overview of, and to provide you with information about, the Fund and its investment goal, principal investment strategies, and principal investment techniques.

Q: What are the Fund's investment goal, principal investment strategies and techniques?

A: The Fund seeks as high a level of current income as is consistent with li-quidity and stability of capital. The goal may be changed without share-holder approval. However, you will be notified of any change. The Fund in-vests primarily in high-quality money market instruments, selected primarily on the basis of quality and yield. The Fund is a money market fund and seeks to maintain a stable share price of $1.00. In order to do this, the Fund must comply with a rule of the Securities and Exchange Commission that lim-its the types of securities in which the Fund may invest.

Q: What are the principal risks of investing in the Fund?

A: While the Fund invests primarily in high-quality money market instruments, you should be aware that an investment in the Fund is subject to the risk that the value of its investments may be subject to changes in interest rates. Furthermore, although the Fund seeks to maintain a stable share price of $1.00, there can be no assurance that the Fund will be able to do so and it is possible to lose money by investing in the Fund.

   Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, or SunAmerica or SunAmerica's affiliates, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goal or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles.

Q: How has the Fund performed historically?

A: The following Risk/Return Bar Chart and Table illustrate the risks of in-vesting in the Fund by showing changes in the Fund's performance from calen-dar year to calendar year.

   Sales charges are not reflected in the bar chart. If these amounts were re-flected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------


(Class A)

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 1.64% (quarter
                                            ended 12/31/00) and the lowest
                                            return for a quarter was 0.50%
                                            (quarters ended 3/31/93 and
                                            3/31/94).

                                      [BAR GRAPH]

1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
5.32%   2.74%   2.32%   3.47%   5.18%   4.61%   4.81%   4.80%   4.44%   5.57%

Average Annual Total Returns             Past One Past Five Past Ten   Since
(as of the calendar year ended             Year     Years    Years   Inception*
December 31, 2000)
SunAmerica Money Market Fund    Class A     5.57%   4.85%     4.32%     5.42%
                                Class B   (0.28)%   3.68%      N/A      3.82%
                                Class II    2.69%    N/A       N/A      3.76%

*Inception Date for Class A shares is October 2, 1984; inception date for Class
 B shares is September 24, 1993; inception date for Class C, which were redesignated Class II on December 1, 1998, is October 2, 1997.

Q: What are the Fund's expenses?

A: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     Fund Highlights
--------------------------------------------------------------------------------

                                               Class A(/1/) Class B Class II
                                               ------------ ------- --------
               Shareholder Fees
                (fees paid directly from your
                investment)
               Maximum Sales Charge (Load)         None      5.00%   2.00%
               Maximum Sales Charge (Load)
                Imposed on Purchases (as a
                percentage of offering price)      None       None   1.00%
                Maximum Deferred Sales Charge
                 (Load) (as a percentage of
                 amount redeemed)(/2/)             None      5.00%   1.00%
                Maximum Sales Charge (Load)
                 Imposed on Reinvested
                 Dividends                         None       None     None
                Redemption Fee(/3/)                None       None     None
                Exchange Fee                       None       None     None
               Maximum Account Fee                 None       None     None
               Annual Fund Operating Expenses
                (expenses that are deducted
                from Fund assets)
               Management Fees                    0.48%      0.48%   0.48%
                Distribution (and/or Service)
                 (12b-1) Fees(/4/)                0.15%      0.90%   0.90%
                Other Expenses                    0.32%      0.38%   0.55%
                                                  -----      -----  -------
               Total Annual Fund Operating
                Expenses                          0.95%      1.76%   1.93%
               Expense Reimbursement                --         --   (0.18)%
                                                  -----      -----  -------
               Net Expenses                       0.95%      1.76%    1.75%(/5/)

(1) Investors wishing to purchase shares of the Fund are generally required to purchase Class A shares. Class B and Class II shares of the Fund will typi-cally be issued in exchange for Class B shares or Class II shares, respec-tively, of other SunAmerica Mutual Funds.

(2) A deferred sales charge (CDSC) on Class A shares will apply only if you (i) redeem within two years from purchase date, (ii) the original purchase was Class A of another SunAmerica Mutual Fund which you subsequently exchanged into the SunAmerica Money Market Fund and (iii) the original purchase was in excess of $1,000,000. The deferred sales charge on Class B shares ap-plies only to redemptions made within six years from purchase date. The de-ferred sales charge on Class II shares applies only to redemptions made within eighteen months of purchase date.

(3) A $15.00 fee may be imposed for wire or overnight mail redemptions.

(4) Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratio set forth above. The Adviser may not increase such ratio, which is contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Indepen-dent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeemed your investment at the end of the periods indicated:

                                                 1 Year 3 Years 5 Years 10 Years
 (Class A shares)...............................  $ 97   $303   $  526   $1,166
 (Class B shares)*..............................  $679   $854   $1,154   $1,862
 (Class II shares)..............................  $376   $646   $1,039   $2,142
You would pay the following expenses if you did not redeem your shares:
                                                 1 Year 3 Years 5 Years 10 Years
 (Class A shares)...............................  $ 97   $303   $  526   $1,166
 (Class B shares)*..............................  $179   $554   $  954   $1,862
 (Class II shares)..............................  $276   $646   $1,039   $2,142

* Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled "Shareholder Account Information" on page 6. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

     Shareholder Account Information
--------------------------------------------------------------------------------
      SELECTING A SHARE CLASS

The Fund offers three classes of shares: Class A, Class B and Class II shares.

Each class of shares has its own cost structure, as shown below. If you wish to purchase shares of the Fund, you will generally be required to purchase Class A shares, as Class B and Class II shares of the Fund are typically issued only in exchange for Class B shares or Class II shares of other SunAmerica Mutual Funds.

      Class A               Class B               Class II
 . No front-end        . No front-end         . Front-end sales
  sales charges;        sales charge;          charge, as
  all your money        all your money         described below.
  goes to work for      goes to work for
  you right away.       you right away.
                      . Higher annual        . Higher annual
 . Lower annual          expenses than          expenses than
  expenses than         Class A shares.        Class A shares.
  Class B or Class
  II shares.
                      . Deferred sales       . Deferred sales
                        charge on shares       charge on shares
 . No deferred           you sell within        you sell within
  sales charge as       six years of           eighteen months
  described below.      purchase, as           of purchase, as
                        described below.       described below.
                                             . No conversion to
                                               Class A.
                      . Automatic
                        conversion to
                        Class A shares
                        approximately
                        eight years
                        after purchase.

CALCULATION OF SALES CHARGES

Class A. Class A shares are available with no front-end sales charge. For those Class A shares subject to a CDSC, as described on page 4, a 1.00% CDSC is im-posed on shares sold within one year of original purchase and a 0.50% CDSC is charged on shares sold after the first year and within the second year after purchase.

Class B. Class B shares are offered at their net asset value per share, without any initial sales charge. However, there is a deferred sales charge on shares you sell within six years of buying them. The longer the time between the pur-chase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

                                                         Deferred Sales Charge
    Years after purchase                                 on shares being sold
    1st year                                             5.00%
    2nd year                                             4.00%
    3rd and 4th year                                     3.00%
    5th year                                             2.00%
    6th year                                             1.00%
    7th year and thereafter                              None

Class II. Class II sales charges are as follows:

                  Sales Charge                                         Concession to Dealers
         -----------------------------------------------------------------------------------
           % of                   % of Net                                     % of
         Offering                  Amount                                    Offering
          Price                   Invested                                     Price
         -----------------------------------------------------------------------------------
          1.00%                    1.01%                                       1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the deferred sales charge, we count all purchases you make dur-ing a calendar month as having been made on the FIRST day of that month.

     Shareholder Account Information
--------------------------------------------------------------------------------

SALES CHARGE WAIVERS

Waivers for Certain Investors. We will generally waive the deferred sales charge for Class B or Class II shares in the following cases:

  . within one year of the shareholder's death or becoming disabled

  . taxable distributions or loans to participants made by qualified retire-ment plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made

  . Fund Directors and other individuals, and their families, who are affili-ated with the Fund or any Fund distributed by SunAmerica Capital Services, Inc.

  . to make payments through the Systematic Withdrawal Plan (subject to cer-tain conditions)

We will generally waive the front-end sales charge for Class II shares pur-chased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with the Distributor to sell Class II shares with no front-end sales charge.

To utilize: if you think you may be eligible for a deferred sales charge waiv-er, contact your broker or financial advisor.

Reinstatement privilege. If you sell shares of the Fund, you may invest some or all of the proceeds in the same share class of the Fund within one year without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE (12b-1) FEES

Each class of shares of the Fund has its own 12b-1 plan, which allows for dis-tribution and account maintenance and service fees (payable to the Distributor) based on a percentage of average daily net assets, as follows:

                                                                       Account Maintenance
       Class                Distribution Fee                             and Service Fee
        A                         None                                        .15%
        B                         .75%                                        .15%
        II                        .75%                                        .15%

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investments for the Fund are as follows:

  . non-retirement account: $1,000

  . retirement account: $250

  . dollar cost averaging: $500 to open; you must invest at least $25 a month

  The minimum subsequent investments for the Fund are as follows:

  . non-retirement account: $100

  . retirement account: $25

3. Complete the appropriate parts of the Account Application, carefully follow-ing the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, ex-tension 5125.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can ini-tiate any purchase, exchange or sale of shares through your broker or finan-cial advisor.

--------------------------------------------------------------------------------


BUYING SHARES

Opening an account                Adding to an account

By check
 ................................................................................

  . Make out a check for the         . Make out a check for the
    investment amount,                 investment amount payable
    payable to the Fund or             to the Fund or SunAmerica
    SunAmerica Funds. An               Funds. Additional shares
    account cannot be opened           cannot be purchased with
    with a SunAmerica Money            a SunAmerica Money Market
    Market Fund check.                 Fund check.
  . Deliver the check and            . Include the stub from
    your completed Account             your Fund statement or a
    Application (and                   note specifying the Fund
    Supplemental Account               name, your share class,
    Application, if                    your account number and
    applicable) to your                the name(s) in which the
    broker or financial                account is registered.
    advisor, or mail them to:        . Indicate the Fund and
                                       account number in the
    SunAmerica Fund Services, Inc.     memo section of your
    Mutual Fund Operations, 3rd Floor  check.
    The SunAmerica Center
    733 Third Avenue                 . Deliver the check and
    New York, New York 10017-3204.     your stub or note to your
                                       broker or financial
                                       advisor, or mail them to:

  . All purchases must be in
    U.S. dollars. Cash will
    not be accepted. A $25.00
    fee will be charged for
    all checks returned due            Non-Retirement Accounts:
    to insufficient funds.             SunAmerica Fund Services,
                                       Inc.
                                       c/o NFDS
                                       P.O. Box 219373
                                       Kansas City, Missouri
                                       64121-9373

                                       Retirement Accounts:
                                       SunAmerica Fund Services,
                                       Inc.
                                       Mutual Fund Operations, 3rd
                                       Floor
                                       The SunAmerica Center
                                       733 Third Avenue
                                       New York, New York 10017-
                                       3204

By wire
 ................................................................................

  . Deliver your completed           . Instruct your bank to
    application to your                wire the amount of your
    broker or financial                investment to:
    advisor or fax it to
    SunAmerica Fund Services,          State Street Bank & Trust
    Inc. at 212-551-5585.              Company
  . Obtain your account                Boston, MA
    number by referring to             ABA #0110-00028
    your statement or by               DDA # 99029712
    calling your broker or
    financial advisor or          Specify the Fund name, your
    Shareholder/Dealer            choice of share class, your
    Services at 1-800-858-        Fund number and account num-
    8850, ext. 5125.              ber and the name(s) in which
                                  the account is registered.
  . Instruct your bank to         Your bank may charge a fee to
    wire the amount of your       wire funds.
    investment to:

    State Street Bank & Trust Company
    Boston, MA
    ABA #0110-00028
    DDA # 99029712

Specify the Fund name, your
choice of share class, your
Fund number, account number
and the name(s) in which the
account is registered. Your
bank may charge a fee to wire
funds.

To open or add to an account using dollar cost averaging, see "Additional In-vestor Services."

     Shareholder Account Information
--------------------------------------------------------------------------------

SELLING SHARES

How                               Requirements

Through Your Broker or Financial Advisor
 ................................................................................

  . Accounts of any type.            . Call your broker or
  . Sales of any amount.               financial advisor to
                                       place your order to sell
                                       shares.

By mail
 ................................................................................

  . Accounts of any type.            . Write a letter of
  . Include all signatures             instruction indicating
    and any additional                 the Fund name, your share
    documents that may be              class, your account
    required (see next page).          number, the name(s) in
  . Mail the materials to:             which the account is
                                       registered and the dollar
                                       value or number of shares
                                       you wish to sell.

   SunAmerica Fund Services,
    Inc.
   Mutual Fund Operations, 3rd
    Floor                            . Sales of $100,000 or more
   The SunAmerica Center               require the letter of
   733 Third Avenue                    instruction to have a
   New York, New York 10017-           signature guarantee.
    3204                             . A check will normally be
                                       mailed on the next
                                       business day to the
                                       name(s) and address in
                                       which the account is
                                       registered, or otherwise
                                       according to your letter
                                       of instruction.

By phone
 ................................................................................

  . Most accounts.                   . Call Shareholder/Dealer
  . Sales of less than                 Services at 1-800-858-
    $100,000.                          8850, extension 5125
                                       between 8:30 a.m. and
                                       7:00 p.m. (Eastern time)
                                       on most business days.
                                       State the Fund name, the
                                       name of the person
                                       requesting the
                                       redemption, your share
                                       class, your account
                                       number, the name(s) in
                                       which the account is
                                       registered and the dollar
                                       value or number of shares
                                       you wish to sell.
                                     . A check will be mailed to
                                       the name(s) and address
                                       in which the account is
                                       registered, or to a
                                       different address
                                       indicated in a written
                                       authorization previously
                                       provided to the Fund by
                                       the shareholder(s) on the
                                       account.

By wire
 ................................................................................

  . Request by mail to sell          . Proceeds will normally be
    any amount (accounts of            wired on the next
    any type).                         business day. A $15 fee
  . Request by phone to sell           will be deducted from
    less than $100,000.                your account.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

--------------------------------------------------------------------------------

Selling shares in writing. In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

  . your address of record has changed within the past 30 days

  . you are selling shares worth $100,000 or more
  . you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:
  . a broker or securities dealer
  . a federal savings, cooperative or other type of bank
  . a savings and loan or other thrift institution
  . a credit union
  . a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share (NAV) for the Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of its shares outstanding. It is the intention of the Fund to maintain a net asset value per share of $1.00, although there can be no assurance that the Fund will be able to do so. In accordance with the rules and regulations of the Securities and Exchange Commission, the Fund in-tends to value its portfolio securities based upon their amortized cost. This entails initially valuing a security at its cost and thereafter assuming a con-stant amortization to maturity of any premium or discount regardless of the im-pact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by the amortized cost method, is higher or lower than the price the Fund would receive if it sold the instrument.

Buy and sell prices. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests. The Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after your request is received in proper form by the Fund. If the Fund or the Distributor receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or the Distributor receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the or-der is transmitted to the Fund before its close of business. The Fund and the Distributor reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribu-tion in kind of securities from the Fund in lieu of cash. However, the Fund has made an election that requires it to pay a certain portion of redemption pro-ceeds in cash.

At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the pur-chase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of the Fund for shares of the same class of any other fund distributed by SunAmerica Capital Services, Inc.; however, ex-changes of shares may be subject to applicable sales charges imposed by the ac-quired fund. Before making an exchange, you should review a copy of the pro-spectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

     Shareholder Account Information
--------------------------------------------------------------------------------

If you exchange shares that were purchased subject to a CDSC, the CDSC will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares that you purchased prior to December 6, 2000 for another fund's Class B shares (which currently have a longer CDSC schedule).

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. The Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its share-holders. The Fund may also refuse any exchange order.

Multi-party checks. The Fund may agree to accept a "multi-party check" in pay-ment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Fund by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addi-tion, the Fund is not responsible for verifying the authenticity of any en-dorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

ADDITIONAL INVESTOR SERVICES
To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an exist-ing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.
Dollar Cost Averaging lets you make regular investments from your bank account to any fund of your choice distributed by SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use:
  . Make sure you have at least $5,000 worth of shares in your account.

  . Make sure you are not planning to invest more money in this account (buy-ing shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

  . Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.
  . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
  . Make sure your dividends and capital gains are being reinvested.
Systematic Exchange Program may be used to exchange shares of the Fund periodi-cally for the same class of shares of one or more other funds distributed by SunAmerica Capital Services, Inc. To use:
  . Specify the SunAmerica Mutual Fund(s) from which you would like money withdrawn and into which you would like money invested.
  . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
  . Specify the amount(s). Each exchange must be worth at least $25.
  . Accounts must be registered identically; otherwise a signature guarantee will be required.

Asset Protection Plan (optional). Anchor National Life Insurance Company ("An-chor National") offers an Asset Protection Plan to certain investors in the Fund. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Fund shares and to the value of the Fund shares held for the benefit of the insured persons. However, to the extent the pur-chased shares are redeemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic re-demptions of Fund shares to pay the premiums for this coverage. These redemp-tions will not be subject to deferred sales charges but will have the same tax consequences as any other Fund redemptions.

The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Fund are ini-tially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For in-stance, coverage cannot be made available for shares registered in the name of your broker unless the

--------------------------------------------------------------------------------

broker provides Anchor National with information regarding the beneficial own-ers of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a retirement account. Other re-strictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of divi-dends and capital gains distributions and redemptions.

Anchor National is a SunAmerica company.

Please call 1-800-858-8850, extension 5660 for more information, including the cost of the Asset Protection Plan option.

Retirement plans. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans and other pension and profit-sharing plans. Using these plans, you can invest in any SunAmerica Mutual Fund with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850, extension 5134.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account statements. In general, you will receive account statements as follows:

  . after every transaction that affects your account balance (except a divi-dend reinvestment or automatic purchase from your bank account)

  . after any changes of name or address of the registered owner(s)

  . in all other circumstances, annually.
Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends. The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends, if any, are declared daily and paid monthly by the Fund. Capital gains distributions, if any, are paid annually by the Fund.

Dividend Reinvestments. Your dividends and distributions, if any, will be auto-matically reinvested in additional shares of the Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SunAmerica Capital Services, Inc. or paid in cash (if more than $10). You will need to complete the relevant part of the Account Ap-plication to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 to change dividend and distribution payment options.

Taxability of dividends. As long as the Fund meets the requirements for being a tax-qualified regulated investment company, which the Fund has in the past and intends to in the future, it pays no federal income tax on the earnings it dis-tributes to shareholders.

Dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. It is anticipated that substantially all of the distributions from the Fund will be taxed as ordinary income. Corporations will not be entitled to take a dividends-received deduction for dividends they re-ceive from the Fund.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions. Any time you sell or exchange shares, it is consid-ered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a loss on the transac-tion. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

Other Tax Considerations. If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 31% of your distributions and redemption pro-ceeds if you have not provided a taxpayer identification number or social secu-rity number.

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for professional tax ad-vice. Consult your tax advisor about the potential tax consequences of an in-vestment in the Fund under all applicable laws.

Small accounts. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

     Fund Management
--------------------------------------------------------------------------------

Adviser. SunAmerica Asset Management Corp., which was organized in 1982 under the laws of Delaware, selects and manages the investments, provides various ad-ministrative services, and supervises the daily business affairs of the Fund. In addition to managing the Fund, SunAmerica serves as adviser, manager and/or administrator for SunAmerica Equity Funds, Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, SunAmerica Style Select Series, Inc., Seasons Se-ries Trust, SunAmerica Income Funds, SunAmerica Strategic Investment Series, Inc. and SunAmerica Series Trust. SunAmerica managed, advised or administered assets of approximately $24 billion as of March 31, 2001.

For the fiscal year ended December 31, 2000, the Fund paid SunAmerica a fee equal to 0.48% of average daily net assets.

SunAmerica's Fixed-Income Investment Team is responsible for the management of the Fund.

Distributor. SunAmerica Capital Services, Inc. distributes the Fund's shares. The Distributor, a SunAmerica company, receives initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Fund's 12b-1 plans.

Administrator. SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by the Fund for its services at the annual rate of 0.22% of average daily net assets. This fee represents the full cost of providing share-holder and transfer agency services to the Fund.

The Adviser, the Distributor and the Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

     Financial Highlights
--------------------------------------------------------------------------------

The Financial Highlights table for the Fund is intended to help you understand the Fund's financial performance for the past 5 years. Certain information re-flects financial results for a single Fund share. The total returns in each ta-ble represent the rate that an investor would have earned (or lost) on an in-vestment in the Fund (assuming reinvestment of all dividends and distribu-tions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by refer-ence in the Fund's Statement of Additional Information (SAI) which is available upon request.

SUNAMERICA MONEY MARKET FUND

                                                                                                               Ratio of net
                     Net  Asset                       Dividends                      Net Assets  Ratio of       investment
                       Value       Net     Total from  from net  Net Asset             end of    expenses       income to
Period               beginning  investment investment investment Value end   Total     period   to average     average net
Ended                of period    income   operations   income   of period Return(1)  (000's)   net assets        assets
------               ---------- ---------- ---------- ---------- --------- --------- ---------- ----------     ------------
                                                       Class A
                                                       -------
12/31/96............   $1.000     $0.045     $0.045    $(0.045)   $1.000     4.61%    $398,698     1.00%(2)        4.52%
12/31/97............    1.000      0.047      0.047     (0.047)    1.000     4.82      511,908     0.98(2)         4.73
12/31/98............    1.000      0.047      0.047     (0.047)    1.000     4.80      687,801     0.95(2)         4.70
12/31/99............    1.000      0.044      0.044     (0.044)    1.000     4.44      881,223     0.95(2)         4.36
12/31/00............    1.000      0.054      0.054     (0.054)    1.000     5.57      971,137     0.95            5.47
                                                       Class B
                                                       -------
12/31/96............   $1.000     $0.038     $0.038    $(0.038)   $1.000     3.83%    $ 29,114     1.77%(2)        3.76%
12/31/97............    1.000      0.040      0.040     (0.040)    1.000     4.03       28,391     1.74(2)         3.95
12/31/98............    1.000      0.039      0.039     (0.039)    1.000     3.96       34,828     1.75(2)         3.88
12/31/99............    1.000      0.035      0.035     (0.035)    1.000     3.59       35,103     1.75(2)         3.53
12/31/00............    1.000      0.046      0.046     (0.046)    1.000     4.72       24,090     1.76            4.62
                                                       Class II
                                                       --------
10/2/97-
 12/31/97(5)........   $1.000     $0.010     $0.010    $(0.010)   $1.000     1.00%    $    402     1.75%(3)(4)     4.01%(3)
12/31/98............    1.000      0.039      0.039     (0.039)    1.000     3.94        1,433     1.75(4)         3.83
12/31/99............    1.000      0.035      0.035     (0.035)    1.000     3.57        8,235     1.61            3.59
12/31/00............    1.000      0.046      0.046     (0.046)    1.000     4.73       11,012     1.75(4)         4.67

----

(1) Total return is not annualized and does not reflect sales load.

(2) Net of transfer agent expense credits of:

                               12/31/96       12/31/97       12/31/98       12/31/99
                               --------       --------       --------       --------
   Class A.................      0.03%          0.02%          0.03%          0.01%
   Class B.................      0.04%          0.02%          0.01%           --

(3) Annualized.
(4) Net of the following expense reimbursements (based on average net assets):

                                              12/31/97       12/31/98       12/31/00
                                              --------       --------       --------
   Class II................                     4.74%          2.55%          0.18%

(5) Commencement of operations.

     For More Information
--------------------------------------------------------------------------------

The following documents contain more information about the Fund and are avail-able free of charge upon request:

  Annual and Semi-annual Reports. Contain financial statements, performance data and information on fund holdings. The annual report also contains a written analysis of market conditions and investment strategies that signif-icantly affected the Fund's performance during its last fiscal year.

  Statement of Additional Information (SAI). Contains additional information about the Fund's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Fund by contacting:

  SunAmerica Fund Services, Inc.
  Mutual Fund Operations
  The SunAmerica Center
  733 Third Avenue
  New York, New York 10017-3204

  1-800-858-8850, extension 5660

or

by calling your broker or financial advisor.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washing-ton, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Fund is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be ob-tained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services

The Fund is a series of SunAmerica Money Market Funds, Inc.

INVESTMENT COMPANY ACT
File No. 811-03807

                                                        [LOGO OF SUN AMERICA
                                                            MUTUAL FUNDS]

                          SUNAMERICA MONEY MARKET FUND
                       Statement of Additional Information
                              dated April 30, 2001

The SunAmerica Center                                      General Marketing and
733 Third Avenue                                         Shareholder Information
New York, NY  10017-3204                                          (800) 858-8850

     SunAmerica Money Market Fund (the "Fund") seeks as high a level of current income as is consistent with liquidity and stability of capital by investing in a portfolio of high quality, short-term money market instruments. The Fund is the only series of SunAmerica Money Market Funds, Inc., which is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and organized as a Maryland corporation (the "Corporation").

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus dated April 30, 2001. To obtain a Prospectus, free of charge, please call the Fund at (800) 858-8850, extension 5660. The Prospectus is incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2000 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 858-8850 or writing the Fund at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                               Page
                                                                              ------
History of the Fund............................................................ B-2
Investment Objective and Policies.............................................. B-2
Investment Restrictions........................................................ B-8
Directors and Officers.........................................................B-10
Adviser, Personal Securities Trading, Distributor and Administrator............B-14
Portfolio Transactions and Brokerage...........................................B-18
Additional Information Regarding Purchase of Shares............................B-19
Additional Information Regarding Redemption of Shares..........................B-22
Exchange Privilege.............................................................B-23
Determination of Net Asset Value...............................................B-23
Performance Data...............................................................B-24
Dividends, Distributions and Taxes.............................................B-26
Retirement Plans...............................................................B-28
Description of Shares..........................................................B-29
Additional Information.........................................................B-31
Financial Statements...........................................................B-33
Appendix...............................................................Appendix - 1


     No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Adviser or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                               HISTORY OF THE FUND

     The Corporation is a diversified open-end management investment company organized in Maryland in 1983. On September 23, 1993, the Articles of Incorporation of the Corporation were amended to permit the creation of multiple series and classes of shares, and on September 24, 1993, the Corporation reorganized with the SunAmerica Cash Fund ("Cash Fund") and was renamed SunAmerica Money Market Funds, Inc. (the "Reorganization"). All of the outstanding shares of the Corporation were redesignated Class A shares of the Fund in the Reorganization. In addition, in the Reorganization, the shareholders of Cash Fund received Class B shares of the Fund. Class C shares commenced offering on October 2, 1997. On December 1, 1998, Class C shares of the Fund were redesignated as Class II shares. Currently, the Fund offers only one series, the SunAmerica Money Market Fund. This series has been divided into three classes of shares, designated as Class A, Class B and Class II shares.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective (or "goal") and policies of the Fund are described in the Prospectus. Certain types of securities in which the Fund may invest and certain investment practices the Fund may employ, which are described in the Prospectus, are discussed more fully below. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

U.S. Government Obligations. The Fund may invest in a variety of short-term debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include a variety of Treasury securities that differ primarily in their interest rates, the length of their maturities and dates of issuance. Treasury bills are obligations issued with maturities of one year or less. Treasury notes are generally issued with maturities of from one to ten years. Treasury bonds are generally issued with maturities of more than ten years. Obligations issued by agencies and instrumentalities of the U.S. government, which may be purchased by the Fund, also vary in terms of their maturities at the time of issuance. However, the Fund invests only in obligations that, at their time of purchase by the Fund, have remaining maturities of 397 calendar days or less.


Bank Obligations. Certificates of Deposit ("CDs") and bankers' acceptances may be purchased by the Fund. CDs are securities that represent deposits in a depository institution (e.g., a commercial bank or savings and loan association) for a specified period at a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank, are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because U.S. banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.

     Bankers' acceptances are short-term credit instruments that represent the promise of a bank to pay a draft drawn by one of its customers at its maturity. These obligations are used to finance the import, export, transfer or storage of goods and represent the obligation of both the accepting bank and its customer.

Commercial Paper. The commercial paper in which the Fund may invest may be unsecured or may be backed by letters of credit. Commercial paper backed by a letter of credit is, in effect, "two party" paper with the issuer of the paper initially responsible for repayment and a bank guaranteeing the repayment if not made by the issuer at maturity. The Fund may also invest in variable amount master demand notes, which represent a direct lending arrangement between the Fund and a corporate borrower. These notes permit daily changes in the amount borrowed. The Fund has the right to increase the amount loaned under the note at any time up to the full amount provided in the loan agreement or to decrease the amount loaned. The borrower generally has the right to prepay up to the full amount of the loan without penalty. These notes are generally not traded in a secondary market; however, the Fund will enter into such arrangements only where it has the right to redeem the note on not more than seven days notice.

Corporate Obligations. These obligations include bonds, debentures and notes issued by corporations to finance long-term credit needs. Although issued with maturities in excess of one year, the Fund's investments in corporate obligations are limited to obligations having remaining maturities of 365 calendar days or less at the time of purchase by the Fund.

Illiquid Securities. The Fund may invest up to 10% of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, or in other securities that are illiquid by virtue of the absence of a readily available market or by legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities not registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Fund may seek to obtain the right of registration at the expense of the issuer (except in the case of "Rule 144A securities," as described below).

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid. The Fund's investment adviser, SunAmerica Asset Management Corp. ("SunAmerica," or the "Adviser"), will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors of the Corporation (the "Directors"). In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Commercial paper issues in which the Fund may invest include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Fund's 10% limitation on investments in illiquid securities includes Section 4(2) paper that the Adviser has not determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. Whenever the Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to 102% (100% if such collateral is in the form of cash) of the repurchase price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, the Fund will incur a loss and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Directors have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor the Fund's use of repurchase agreements. The Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 10% of the value of its net assets. However, repurchase agreements having a maturity of seven days or less are not subject to the limits on illiquid securities.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with brokers, dealers and other financial institutions determined by the Adviser to be creditworthy. A reverse repurchase agreement involves the sale of a security held by the Fund, subject to an agreement by the Fund to repurchase that security at a mutually agreed upon price, date and interest payment. The Fund uses the proceeds of the reverse repurchase agreement to make additional investments that mature on or prior to the repurchase date and will enter into a reverse repurchase agreement when it anticipates that the interest income to be earned from investing the proceeds of the reverse repurchase agreement will exceed the interest expense of the transaction. During the time a reverse repurchase agreement is outstanding, the Fund will maintain with the custodian a segregated account containing cash or liquid securities having a value at least equal to the repurchase price under the agreement. In the event that the other party to the reverse repurchase agreement defaults on its obligation to resell to the Fund the underlying securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the securities and could suffer a loss to the extent that the value of the proceeds of the agreement fell below the value of the underlying securities. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

Asset-Backed Securities. The Fund may invest up to 15% of its net assets in asset-backed securities rated in conformance with both the Fund's credit quality restrictions and Rule 2a-7 under the 1940 Act. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. The Fund may also invest in privately issued asset-backed securities.

      Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend portfolio securities in amounts up to 20% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term obligations. Where securities instead of cash are delivered to the Fund as collateral, the Fund earns its return in the form of a loan premium paid by the borrower. A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     Since voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.

Borrowings. The Fund may borrow for temporary emergency purposes to meet redemption requests. The consequence of such borrowings might be to reduce the Fund's yield below that which would have been realized in the absence of such borrowings.

When-Issued and Delayed-Delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed-delivery basis - i.e., delivery and payment can take place a month or more after the date of the transactions. Such agreements might be entered into, for example, when the Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will establish and maintain until the date of delivery of such when-issued securities, a segregated account with the Fund's custodian in which it will maintain cash or liquid securities at least equal in value to commitments for such when-issued or delayed-delivery securities. The Fund will make payment for such when-issued securities on the delivery date utilizing then-available cash and, if cash is not available, or if it is not disadvantageous to the Fund, utilizing the proceeds of the liquidation of portfolio securities held in such segregated account.

Special Risk Factors. In the case of bank obligations not insured by the Federal Deposit Insurance Corporation ("FDIC") or the Federal Savings and Loan Insurance Corporation ("FSLIC"), the Fund will be dependent solely on the financial resources of the issuing bank for payment of principal and interest. The Fund's investments in commercial paper issued by foreign corporations and securities of foreign branches of domestic banks and domestic branches of foreign banks involve certain investment risks in addition to those affecting obligations of U.S. domestic issuers. These risks include the possibility of adverse political and economic developments, and the risk of: imposition of foreign withholding taxes on the interest payable on such securities; seizure, expropriation or nationalization of foreign deposits; and adoption of foreign governmental restrictions, such as exchange controls, which might adversely affect the payment of principal and interest on such securities. In addition, certain reserve requirements and other regulations to which domestic banks are subject may not apply to foreign branches or foreign banks, which also may use accounting methods different from those used by U.S. domestic banks. Non-negotiable time deposits, unlike negotiable certificates of deposit, cannot be sold in a secondary market and may be subject to penalties for early withdrawal.

Extendable Commercial Notes ("ECNs"). ECNs are a type of commercial paper in which the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs' credit rating at the time. The Fund may purchase ECNs only if judged by the Adviser to be of suitable investment quality. This includes ECNs that are (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other ECNs deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Fund. (No more than 5% of the Fund assets may be invested in ECNs in the second highest rating category; no more than the greater of 1% of the Fund assets or $1 million may be invested in such securities of any one issuer.) See the "Appendix" for a description of the ratings. The Fund will not purchase ECNs described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

                             INVESTMENT RESTRICTIONS

     The Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. As defined in the 1940 Act, a "majority of the outstanding voting securities" of the Fund means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions. Under these restrictions, the Fund may not:

     1. Purchase securities other than those described under "Investment Objective and Policies."

     2. Enter into reverse repurchase agreements exceeding in the aggregate 1/3 of the value of the Fund's total assets, less liabilities other than obligations under such reverse repurchase agreements.

     3. Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued by domestic branches of U.S. banks or the U.S. Government, its agencies or instrumentalities.

     4. Invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation, subject to applicable limitations imposed by Rule 2a-7 under the 1940 Act.

     5. Make loans, except through the purchase or holding of debt obligations in accordance with the Fund's investment objective and policies (see "Investment Objective and Policies"), or as otherwise permitted by exemptive order of the Securities and Exchange Commission.

     6. Lend its portfolio securities in excess of 20% of its total assets provided that such loans are made according to the guidelines of the Securities and Exchange Commission and the Fund's Board of Directors, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

     7. Borrow money except for temporary or emergency purposes to meet redemption requests which might otherwise require the untimely disposition of securities (not for the purpose of increasing income), provided that borrowings in the aggregate may not exceed 10% of the value of the Fund's total assets, including the amount borrowed, at the time of such borrowing.

     8. Purchase or sell puts, calls, straddles, spreads or any combination thereof, real estate, commodities, commodity contracts or interests in oil, gas and/or mineral exploration or development programs, provided that the Fund may purchase bonds or commercial paper issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     9. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets in such securities of one or more investment companies (each of the above percentages to be determined at the time of investment), or except as part of a merger, consolidation or other acquisition.

     10.  Act as an underwriter of securities.

     11. Make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of "when-issued" securities or of securities for delivery at a future date.

     12. Invest in or hold securities of any issuer if those officers and Directors of the Fund or the Adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

     In addition to the foregoing, the Fund may not issue senior securities as defined in the 1940 Act except as permitted by law and the Fund's prospectus and Statement of Additional Information. The Fund has adopted a non-fundamental policy (which may be changed by the Directors without shareholder approval) of not investing more than 10% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Restricted securities eligible for resale pursuant to Rule 144A under the

Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 10% limitation on illiquid securities.

     Pursuant to Rule 2a-7 under the 1940 Act (the "Rule"), the Fund is required to limit its portfolio investments to those U.S. dollar denominated instruments determined in accordance with procedures established by the Directors to present minimal credit risks and which are at the time of acquisition "eligible securities" as defined in the Rule. Under the Rule an eligible security is generally an instrument that is rated (or that has been issued by an issuer rated with respect to other short-term debt of comparable priority and security) by at least two nationally recognized statistical rating organizations (or if only one such organization has issued a rating, by that organization) in one of the two highest rating categories for short-term debt obligations, or an unrated security determined to be of comparable quality under procedures established by the Directors. The Rule prohibits the Fund from investing more than 5% of its assets in the securities of any one issuer, except that the Fund may invest up to 25% of its assets in the securities rated (or deemed comparable to securities rated) in the highest rating category of a single issuer for a period of up to three business days after purchase. In addition, the Fund may not invest more than 5% of its assets in securities that have not been rated (or deemed comparable to securities rated) in the highest rating category, with investment in such second tier securities of any one issuer limited to the greater of 1% of the Fund's assets or $1 million. These issuer diversification restrictions do not apply to U.S. government securities. The Rule also prohibits the Fund from purchasing any instrument with a remaining maturity of greater than 397 calendar days and requires the Fund to maintain a dollar-weighted average portfolio maturity of 90 days or less. For purposes of the Rule, certain variable or floating rate instruments are deemed to have a maturity equal to the period remaining until the next readjustment of their interest rate or, in the case of an instrument that is subject to a demand feature, the period remaining until the principal amount can be recovered through demand.

                             DIRECTORS AND OFFICERS

  The following table lists the Directors and executive officers of the Corporation, their ages, business addresses, and principal occupations during the past five years. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Style Select Series, Inc., SunAmerica Strategic Investment Series, Inc. and the Fund.


------------------------------------------------------------------------------------------------
                                                    Principal Occupations
Name, Age and Address       Position with the Fund  During Past 5 Years
---------------------       ----------------------  -------------------
------------------------------------------------------------------------------------------------
S. James Coppersmith, 67    Director                Retired; formerly, President and General
7 Elmwood Road                                      Manager, WCVB-TV, a division of the
Marblehead,  MA  01945                              Hearst Corp. (1982 to 1994);
                                                    Director/Trustee of SAMF and
                                                    Anchor Series Trust ("AST").
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                    Principal Occupations
Name, Age and Address       Position with the Fund  During Past 5 Years
---------------------       ----------------------  -------------------
------------------------------------------------------------------------------------------------
Samuel M. Eisenstat, 60     Chairman of the         Attorney, solo practitioner, Chairman of
430 East 86th Street        Board                   the
New York, NY 10028                                  Boards of Directors/Trustees of SAMF and
                                                    AST.
------------------------------------------------------------------------------------------------
Stephen J. Gutman, 57       Director                Partner and Managing Member of B.B.
515 East 79th Street                                Associates LLC (menswear specialty
New York, NY 10021                                  retailing and other activities) since June
                                                    1988; Director/Trustee of SAMF and AST.
------------------------------------------------------------------------------------------------
Peter A. Harbeck*, 47       Director and President  Director and President, the Adviser, since
The SunAmerica Center                               August 1995; Director, AIG Asset
733 Third Avenue                                    Management International, Inc.
New York, NY 10017-3204                             ("AIGAMI") since February 2000;
                                                    Managing Director, John
                                                    McStay Investment Counsel,
                                                    L.P. ("JMIC") since June
                                                    1999; Director, SunAmerica
                                                    Capital Services, Inc.
                                                    ("SACS"), since August 1993;
                                                    Director and President,
                                                    SunAmerica Fund Services,
                                                    Inc.("SAFS"), since May
                                                    1988; President, SAMF and
                                                    AST; Executive Vice
                                                    President and Chief
                                                    Operating Officer, the
                                                    Adviser, from May 1988 to
                                                    August 1995; Executive Vice
                                                    President, SACS, from
                                                    November 1991 to August
                                                    1995.
------------------------------------------------------------------------------------------------
Sebastiano Sterpa, 71       Director                Founder and Chairman of the Board of the
73473 Mariposa Drive                                Sterpa Group (real estate) since 1962;
Palm Desert, CA  92260                              Director, Real Estate Business Service and
                                                    Countrywide Financial;
                                                    Director/Trustee of SAMF.
------------------------------------------------------------------------------------------------
J. Steven Neamtz, 42        Vice President          Executive Vice President of the Adviser,
The SunAmerica Center                               since April 1996; Director and Chairman of
733 Third Avenue                                    the Board, AIGAMI since February 2000;
New York, NY 10017-3204                             Vice President, SAMF since November
                                                    1999; Director and President, SACS, since
                                                    April 1996; formerly, Executive Vice
                                                    President, New England Funds, L.P. from
                                                    July 1990 to April 1996.
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                    Principal Occupations
Name, Age and Address       Position with the Fund  During Past 5 Years
---------------------       ----------------------  -------------------
------------------------------------------------------------------------------------------------
Peter C. Sutton, 36         Treasurer               Senior Vice President, the Adviser, since
The SunAmerica Center                               April 1997; Vice President, AIGAMI since
733 Third Avenue                                    February 2000; Treasurer and Controller of
New York, NY 10017-3204                             Seasons Series Trust ("Seasons"),
                                                    SunAmerica Series Trust
                                                    ("SAST") and Anchor Pathway
                                                    Fund ("APF") since February
                                                    2000; Treasurer of SAMF and
                                                    AST, since February 1996;
                                                    Vice President of SAST and
                                                    APF since 1994; formerly,
                                                    Assistant Treasurer of SAST
                                                    and APF from 1994 to
                                                    February 2000; Vice
                                                    President, Seasons, since
                                                    April 1997; formerly, Vice
                                                    President, the Adviser, from
                                                    1994 to 1997; Controller,
                                                    SAMF and AST, from March
                                                    1993 to February 1996;
                                                    Assistant Controller, SAMF
                                                    and AST, from 1990 to 1993.
------------------------------------------------------------------------------------------------
Robert M. Zakem, 43         Secretary and Chief     Senior Vice President and General Counsel,
The SunAmerica Center       Compliance Officer      the Adviser, since April 1993; Vice
733 Third Avenue                                    President, General Counsel and Assistant
New York, NY 10017-3204                             Secretary, AIGAMI since February 2000;
                                                    Executive Vice President,
                                                    General Counsel and
                                                    Director, SACS, since August
                                                    1993; Vice President,
                                                    General Counsel and
                                                    Assistant Secretary, SAFS,
                                                    since January 1994; Vice
                                                    President, SAST, APF and
                                                    Seasons; Assistant
                                                    Secretary, SAST and APF,
                                                    since September 1993;
                                                    Assistant Secretary,
                                                    Seasons, since April 1997;
                                                    formerly, Vice President and
                                                    Associate General Counsel,
                                                    the Adviser, from March 1992
                                                    to April 1993.
------------------------------------------------------------------------------------------------

     *A director who may be deemed to be an interested person as that term is defined in the 1940 Act.

     The Directors of the Corporation are responsible for the overall supervision of the operation of the Fund and Corporation and perform various duties imposed on directors of investment companies by the 1940 Act and under the Corporation's Articles of Incorporation. Directors and officers of the Corporation are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SunAmerica Capital Services, Inc. ("SACS" or the "Distributor") and other affiliates of SunAmerica Inc.

     The Corporation pays each Director who is not an interested person of the Corporation or the Adviser (each a "disinterested" Director) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each disinterested Director receives a pro rata portion (based upon the Corporation's net assets) of the $60,000 in annual compensation for acting as a director or trustee to SAMF and/or AST. Beginning January 1, 2001 each disinterested Director of the retail funds in SAMF receives an additional $2,500 per quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $4,000 in annual compensation for serving as Chairman of the Boards of the retail funds in the SAMF and the annuity fund, AST. Officers of the Corporation receive no direct remuneration in such capacity from the Corporation or the Fund.

     In addition, each disinterested Director also serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of all of the SAMF as well as AST. With respect to the Corporation, each member of the Audit Committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Corporation. The Corporation also has a Nominating Committee, composed solely of disinterested Directors, which recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. Members of the Nominating Committee serve without compensation.

     The Directors (and Trustees) of the SAMF and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the disinterested Directors of the SAMF. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a disinterested Director of any of the SAMF (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each of the SAMF with respect to which he or she is an Eligible Director. With respect to Sebastiano Sterpa, the disinterested Directors have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a disinterested Director of each of the SAMF for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any retirement benefits credited during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70/th/ birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

     The Directors who are interested persons of the Fund receive no compensation from the Fund. The following table sets forth information summarizing the compensation that the Fund paid each disinterested Director as defined herein of the Corporation for his services as Director for the fiscal year ended December 31, 2000.

                               COMPENSATION TABLE

-----------------------------------------------------------------------------------
                                                                           TOTAL
                                         PENSION OR                  COMPENSATION
                                        RETIREMENT                        FROM
                                         BENEFITS       ESTIMATED      REGISTRANT
                           AGGREGATE     ACCRUED AS      ANNUAL           AND
                         COMPENSATION     PART OF       BENEFITS     FUND COMPLEX
                             FROM           FUND          UPON          PAID TO
DIRECTOR                  REGISTRANT     EXPENSES*    RETIREMENT +     DIRECTORS*
-----------------------------------------------------------------------------------
S. James Coppersmith            $6,369       $48,944        $29,670         $65,000
-----------------------------------------------------------------------------------
Samuel M. Eisenstat**           $6,716       $42,950        $46,083         $69,000
-----------------------------------------------------------------------------------
Stephen J. Gutman               $6,369       $44,441        $60,912         $65,000
-----------------------------------------------------------------------------------
Sebastiano Sterpa***            $6,588       $ 9,295        $ 7,900         $43,333
-----------------------------------------------------------------------------------


* Information is for the five investment companies in the complex that pay fees to these directors/trustees. The complex consists of the SAMF and AST.


** Mr. Eisenstat receives additional compensation for serving as Chairman of each of the boards in the complex, $300 of which is payable by the Fund.


*** Mr. Sterpa is not a trustee of AST.


+   Assuming participant elects to receive benefits in 15 yearly installments.


   As of April 2, 2001, the officers and Directors of the Fund owned in the aggregate less than 1% of each class of the Fund's total outstanding shares.


   As of April 2, 2001, no shareholders owned of record or beneficially 5% or more of the SunAmerica Money Market Fund's shares outstanding. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940
Act) that Portfolio.

      ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR

The Adviser. The Adviser, organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and serves as adviser to the Fund pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the "Advisory Agreement") with the Corporation, on behalf of the Fund. As of March 31, 2001, SunAmerica managed approximately $24 billion in assets. SunAmerica is a wholly-owned subsidiary of SunAmerica, Inc., which is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), the largest U.S.-based international insurance organization. AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

   Under the Advisory Agreement, the Adviser selects and manages the investments of the Fund, provides various administrative services and supervises the Fund's daily business affairs, subject to general review by the Directors.

   Except to the extent otherwise specified in the Advisory Agreement, the Fund pays, or causes to be paid, all other expenses of the Corporation and the Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and Statements of Additional Information with respect to the Fund, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including officers and Directors) of the Corporation that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Corporation's operation.

   As compensation for its services to the Fund, the Adviser receives a fee from the Fund, payable monthly, computed daily at the annual rate of .50% on the first $600 million of the Fund's average daily net assets, .45% on the next $900 million of net assets and .40% on net assets over $1.5 billion.

   The following table sets forth the total advisory fees paid to the Adviser by the Fund for the fiscal years ended December 31, 2000, 1999 and 1998 pursuant to the Advisory Agreement.


                                  ADVISORY FEES
    ------------------------------------------------------------------
           2000                    1999                    1998
    ------------------------------------------------------------------
        $4,347,926              $3,948,616              $3,124,567
    ------------------------------------------------------------------


   No advisory fees were waived for the fiscal years ended December 31, 2000,1999 and 1998. For Class II shares (which were previously designated as Class C shares), the Adviser reimbursed expenses to the Fund in the amount of $15,052 for the fiscal year ended December 31, 2000 and $24,706 for the fiscal year ended December 31, 1998. There were no other fee waivers or expense reimbursements.

   The Advisory Agreement continues in effect for an initial two-year term, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the Fund's outstanding voting securities. Any such continuation also requires approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party as defined in the 1940 Act by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the Fund's outstanding voting securities or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

   Under the terms of the Advisory Agreement, the Adviser is not liable to the Fund or its shareholders for any act or omission by it or for any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Personal Securities Trading. The Fund and the Adviser have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is:
(1) any trustee, director, officer, general partner or advisory person of the Fund or the Adviser; (2) any director or officer of the Underwriter who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or the Adviser during the quarter.

The Distributor. The Corporation, on behalf of the Fund, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of SunAmerica Inc., to act as the principal underwriter in connection with the continuous offering of each class of shares of the Fund. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting the Fund, for distribution to persons who are not shareholders of the Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Fund (see "Distribution Plans" below).

   The Distribution Agreement continues in effect for an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Directors who are not "interested persons" of the Corporation. The Corporation or the Distributor each has the right to terminate the Distribution Agreement on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

Distribution Plans. As indicated in the Prospectus, the Directors of the Corporation and the shareholders of each class of shares of the Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan," and the "Class II Plan," and collectively, the "Distribution Plans"). Reference is made to "Fund Management- Distributor" in the Prospectus for certain information with respect to the Distribution Plans.

   Under the Class B and Class II Plans, the Distributor may receive payments from the Fund at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class B and Class II shares, to compensate the Distributor and certain securities firms for sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class B and Class II Plans will exceed the Distributor's distribution costs as described above. The Class A Plan does not provide for a distribution fee. The Distribution Plans, however, provide that each class of shares of the Fund may pay the Distributor an account maintenance and service fee for payments to broker-dealers for providing continuing account maintenance. This account maintenance and service fee is up to 0.15% of the aggregate average daily net assets of Class A and Class B shares and up to 0.25% of the aggregate average daily net assets of Class II shares. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.15% per year of the net assets maintained in the Fund with respect to Class A and Class B shares and up to 0.25% per year for Class II shares.

   The following table sets forth the distribution fees received by the Distributor from each class of the Fund's shares for the fiscal years ended December 31, 2000, 1999 and 1998.

             DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES

----------------------------------------------------------------------------------------------
             2000                              1999                          1998
----------------------------------------------------------------------------------------------
Class A     Class B     Class II  Class A     Class B   Class II  Class A   Class B   Class II
----------------------------------------------------------------------------------------------
$1,292,562  $266,754     $73,725  $1,140,729  $396,861   $55,995  $881,428  $362,053    $8,725
----------------------------------------------------------------------------------------------


   Continuance of the Distribution Plans is subject to annual approval by vote of the Directors, including a majority of the disinterested Directors. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of the Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time without payment of any penalty by vote of a majority of the disinterested Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the disinterested Directors of the Corporation shall be committed to the discretion of the disinterested Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans, the Directors must consider all factors they deem relevant, including information as to the benefits to the Fund and the shareholders of the relevant class of the Fund.

The Administrator. The Corporation has entered into a Service Agreement, under the terms of which SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of SunAmerica Inc. and AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of the Fund. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

   The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Directors including a majority of the disinterested Directors.

   Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Corporation, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets subject to review and approval by the Directors. This fee represents the full cost of providing shareholder and transfer agency services to the Corporation. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent")(other than out-of-pocket charges of the Transfer Agent which are paid by the Corporation). For the fiscal year ending December 31, 2000, the total amount paid to SAFS by the Fund was $1,978,987.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica Inc.

   In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

   The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services and may cause the Fund to pay broker-dealers commissions that exceed those other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Corporation, and not all of these services may be used by the

Adviser in connection with the Corporation. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Fund are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

   Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of the Fund as a factor in the selection of brokers for transactions effected on behalf of the Fund, subject to the requirement of best price and execution.

   Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Fund, it is possible that, at times, identical securities will be acceptable for purchase by the Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of the Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

   For the fiscal years ended December 31, 2000, 1999 and 1998, no brokerage commissions were paid by the Fund.

              ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

   Class A shares of the Fund are sold at net asset value next-determined after receipt of a purchase order, without a sales charge. Class B and Class II shares are sold at the respective net asset value next calculated after receipt of a purchase order, plus a sales charge, which, at the election of the investor, either may (i) be imposed on a deferred basis (Class B shares) or (ii) contain certain elements of a sales charge imposed at the time of purchase and deferred (Class II shares). Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Fund shares.


   The following table sets forth the front-end sales charges with respect to Class II shares of the Fund, the amount of such front-end sales charges which was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Fund, received by the Distributor for the fiscal years ended December 31, 2000, 1999 and 1998. The

Fund's Class A contingent deferred sales charges are the result of purchases in excess of $1,000,000 into Class A of another fund in the SunAmerica Family of Mutual Funds and a subsequent exchange into the Fund, that was then redeemed within two years after the original purchase of such shares.


-----------------------------------------------------------------------------------------------------------------
                                            Amount
                               Amount    Reallowed to
                           Reallowed to      Non-                                                  Contingent
             Front-End     Affiliated     Affiliated                  Contingent     Contingent     Deferred
               Sales         Broker-        Broker-     Percentage     Deferred      Deferred        Sales
Fiscal      Concessions*     Dealers        Dealers         of          Sales ChargeSales Charge     Charge
Year          Class II      Class II       Class II      Offering      Class A        Class B      Class II
Ended        Shares**        Shares         Shares        Price         Shares        Shares       Shares**
-----------------------------------------------------------------------------------------------------------------
12/31/00        $103,413        $75,867        $27,546        1.00%        $38,000      $297,797       $17,445
-----------------------------------------------------------------------------------------------------------------
12/31/99        $ 96,721        $37,727        $58,994        1.00%             --      $316,449       $ 6,915
-----------------------------------------------------------------------------------------------------------------
12/31/98              --             --             --          --              --      $156,328            --
-----------------------------------------------------------------------------------------------------------------


  * No Class II front-end sales charges were in effect prior to December 1, 1998.


  ** Commenced offering (as Class C shares) on October 2, 1997.


Contingent Deferred Sales Charges ("CDSCs") Applicable to Class B Shares. Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:


        Years after purchase         CDSC on shares being sold

        1/st/ or 2/nd/ year          4.00%

        3/rd/ or 4/th/ year          3.00%

        5/th/ year                   2.00%

        6/th/ year                   1.00%

        7/th/ year and thereafter    None



   Any Class B shares purchased on/after December 6, 2000 (other than through the reinvestment of dividends and distributions, which are not subject to the
CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.


Waiver of CDSCs. As discussed under "Shareholder Account Information" in the Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

   Death.  CDSCs may be waived on redemptions within one year following the
   -----
death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class II shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed.

     Disability.  CDSCs may be waived on redemptions occurring within one year
     ----------
after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code")). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

     Distributions or Loans.  CDSCs may be waived on taxable distributions or
     ----------------------
loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.


     Systematic Withdrawal Plan.  CDSCs may be waived when routine bill payment
     ---------------------------
or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

Purchase through SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum investment requirements set forth in the Prospectus). Orders for purchases of shares received by the Distributor by wire transfer in the form of Federal Funds will be effected at the next-determined net asset value if received at or prior to the Fund's close of business. Orders for purchases accompanied by check or other negotiable bank draft will be accepted and effected as of the Fund's close of business on the next business day following receipt of such order. Shares will be entitled to receive a dividend, if any, commencing on the next business day after the day the purchase is effected.

Purchase by Check. Checks should be made payable to the Fund or to "SunAmerica Funds." If the payment is for a retirement plan account for which the Adviser serves as fiduciary, please indicate on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the Fund at the net asset value next computed after the check is received. Subsequent purchases of shares of the Fund may be purchased directly through the Transfer Agent. Orders for purchases accompanied by check or other negotiable bank draft will be accepted and effected as of the Fund's close of business on the next business day following receipt of such order and such shares will receive the dividend for the business day following the day the purchase is effected. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

Purchase by Federal Funds Wire. An investor may make purchases by having his or her bank wire federal funds to the Corporation's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Corporation and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to the Fund's close of business. Such shares will receive the dividend for the next business day. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

   1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (212) 551-5585.

   2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at
      (800) 858-8850, extension 5125 to obtain your new account number.

   3. Instruct the bank to wire the specified amount to the Transfer Agent:
      State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Fund, Class __] (include shareholder name and account number).

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

   Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Fund shares.

   If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Corporation, having filed with the Securities and Exchange Commission ("SEC") a notification of election pursuant to Rule 18f-1 on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, the Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

                               EXCHANGE PRIVILEGE


   Shareholders of the Fund may exchange their shares for the same class of shares of any other SunAmerica Mutual Fund that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

   If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

   A shareholder who acquires Class B or Class II shares through an exchange from another SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A. A shareholder's CDSC schedule will not change if such shareholder exchanges Class B shares purchased prior to December 6, 2000 for another fund's Class B shares (which currently have a longer CDSC schedule).

                        DETERMINATION OF NET ASSET VALUE

   The Fund is open for business on any day the New York Stock Exchange ("NYSE") is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. The net asset value may not be computed on a day in which no orders to purchase, sell or redeem Fund shares have been received.

   Under applicable rules of the SEC, the valuation of the Fund's investments is based upon their amortized cost. This entails valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium or discount regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by the amortized cost method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of rising interest rates, the daily yield on shares of the Fund computed on an amortized cost basis may tend to be higher than the like computation made by a mutual fund with identical investments utilizing a method of valuation based upon market prices. The converse would apply in a period of declining rates. The purpose of this method of valuation is to facilitate the maintenance of a constant net asset value per share of $1.00. There can be no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

   Certain conditions must be met in connection with the application of valuation rules to the Fund. These conditions include maintaining a dollar-weighted average portfolio maturity of 90 days or less, purchasing instruments having remaining maturities of 397 calendar days or less, and investing only in securities determined by the Adviser under procedures adopted by the Directors to present minimal credit risks and which are of high quality as determined by the requisite number of nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, determined to be of comparable quality by the Adviser under procedures adopted by the Directors. In accordance with the applicable regulations, the Directors have established procedures designed to stabilize at $1.00 the Fund's net asset value per share to the extent reasonably possible. Such procedures include review of the Fund's portfolio holdings at such intervals as appropriate to determine whether the Fund's net asset value, calculated by using available market quotations, deviates from $1.00 per share based on amortized cost. If such deviation exceeds
 .5% of the Fund's $1.00 per share net asset value, the Directors will promptly consider what action, if any, will be initiated. In the event that the Directors determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they deem necessary and appropriate, which may include selling portfolio instruments, withholding dividends or establishing a net asset value per share based upon available market quotations.

                                PERFORMANCE DATA

   The Fund may advertise performance data that reflects various measures of yield. An explanation of the data presented and the methods of computation that will be used are as follows.

   The Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market deposit accounts, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

   Yield is determined separately for Class A, Class B and Class II shares of the Fund in accordance with a standardized formula prescribed by the SEC and is not indicative of the amounts which were or will be paid to shareholders. The yield quoted in the Fund's advertisements is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the 7-day period. A hypothetical charge reflecting deductions for shareholder accounts is subtracted from the above net change and the difference is divided by the value of the account at the beginning of the 7-day period. The resulting figure is multiplied by 365 divided by seven and carried to the nearest one hundredth of one percent.

   Effective yield quoted in the Fund's advertisements is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the 7-day period. A hypothetical charge reflecting deductions from shareholder accounts is subtracted from the above net change and the difference is divided by the value of the account at the beginning of the 7-day period. The resulting figure is then compounded by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one. The following formula illustrates the effective yield computation.

                     [(Base period return + 1) /365/7/] - 1

   The following table sets forth the Fund's yield and effective yield for the Class A, Class B and Class II shares for the 7-day periods ended December 31, 2000, 1999 and 1998.

------------------------------------------------------------------------------------------------------------------
                              2000                            1999                            1998
                --------------------------------------------------------------------------------------------------
                   Class A   Class B   Class II*   Class A   Class B   Class II*   Class A   Class B   Class II*
------------------------------------------------------------------------------------------------------------------
Yield                 5.73%     4.97%       4.91%     4.92%     4.12%       4.10%     4.40%     3.59%       3.57%
----------------------------------------------------------------------------------------------------------------
Effective Yield       5.89%     5.09%       5.03%     5.04%     4.20%       4.18%     4.50%     3.65%       3.64%
----------------------------------------------------------------------------------------------------------------

  * The Fund commenced offering Class II shares (previously designated Class C shares) on October 2, 1997.

Comparisons
-----------

   The Fund may compare its yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in the Fund. The following references may be used:

   a) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

   b) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

   c) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

   d) IBC/Donoghue's Inc. Money Fund Report -- comprehensive evaluation of money market funds which monitors portfolio characteristics on a weekly basis. The Report provides information with respect to yield, average maturity, security selection (asset allocation) and credit quality.

   In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. Specifically, the Fund may compare its performance to that of certain indices that include securities with government guarantees. However, certain of the Fund's shares do not contain any such guarantees. In addition, there can be no assurance that the Fund will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund intends to distribute to the registered holders of its shares all or substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. The Fund intends to distribute any long-term capital gains in excess of any net short-term capital losses. Dividends from net investment income are declared daily and paid monthly. Dividends are paid on or about the fifteenth day of the month. Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains. At December 31, 2000, the Fund had a capital loss carry-forward of $43,879, which is available to the extent not utilized to offset future gains from 2002 through 2008. The utilization of such losses will be subject to annual limitations under the Code and the regulations thereunder.

   Dividends and distributions are paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

   If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

Taxes. The Fund is qualified and intends to remain qualified and elect to be treated as a regulated investment company under Subchapter M of the Code for each taxable year. In order to remain qualified as a regulated investment company, the Fund generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock or securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Fund's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

   As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its income and gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. The Fund intends to distribute sufficient income to meet this qualification requirement.

   Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year
(1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., capital gains in excess of its capital losses for the 12- month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. Generally, a distribution will be subject to tax in the year it is received.

   Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to a shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net capital gains, if any, are taxable as capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares. Dividends and distributions paid by the Fund will not be eligible for the dividends received deduction for corporations.

   Upon a sale or exchange of its shares, a shareholder may realize a taxable loss depending upon its basis in the shares. Such loss will be treated as capital loss if the shares are capital assets in the shareholder's hands. Because the Fund intends to maintain a share price of $1.00 at all times, it is not expected that a shareholder will recognize gain on the sale or exchange of Fund shares. However, a shareholder may recognize a loss on the sale of shares of the Fund as a result of applicable sales charges. Any such capital loss will be long-term capital gain or loss if the shares have been held for more than one year. The amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

   Under certain circumstances (such as the exercise of an exchange privilege in certain cases), the tax effect of sales load charges imposed on the purchase of shares in a regulated investment company is deferred if the shareholder does not hold the shares for at least 90 days.

   Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known. It is not anticipated that the Fund will qualify to pass through to shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by the Fund.

   The Fund may be required to backup withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

   Foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate) on any ordinary income dividends pay by the Fund.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences, including foreign tax consequences, to them of an investment in the Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management or investment policies.

                                RETIREMENT PLANS

   Shares of the Fund may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of the Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax advisor before the acquisition is made.


Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.


Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of the Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.


Salary Reduction Simplified Employee Pension (SARSEP). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.


Savings Incentive Match Plan for Employees (SIMPLE IRA). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.


Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.


Education IRA. Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

   Ownership of the Corporation is represented by transferable shares of common stock, having a par value of $.001 per share. The Articles of Incorporation, as amended to date (the "Articles of Incorporation"), authorize the Corporation to issue 10 billion shares of common stock and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate interests of shareholders of the Corporation.

   Currently, one series of shares of the Corporation, the Fund, has been authorized pursuant to the Articles of Incorporation. This series has been divided into three classes of shares, designated as Class A, Class B and Class II shares. The Directors may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Corporation that would operate independently from the Corporation's present portfolio, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Corporation's shares, in the event that more than one series is authorized, will represent the interests of the shareholders of that series in a particular portfolio of the Corporation's assets. In addition, the Directors may authorize the creation of additional classes of shares in the future.

   Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Corporation need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, Maryland law, the Articles of Incorporation or the By-Laws of the Corporation (the "By-Laws"). Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Corporation. In addition, the Directors may be removed only for cause by the action of the holders of record of at least a majority of all outstanding shares entitled to vote for election of Directors. All series of shares will vote with respect to certain matters, such as election of Directors. When all series of shares, to the extent that more than one series is authorized, are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a series' policies, only shareholders of the series affected by the matter may be entitled to vote.

   All classes of shares of the Fund are identical in all respects, except that
(i) each class may bear differing amounts of certain class-specific expenses,
(ii) Class A shares are subject to an ongoing account maintenance and service fee, (iii) Class B shares are subject to a contingent deferred sales charge, a distribution fee and an ongoing account maintenance and service fee, (iv) Class II shares are subject to an initial sales charge, a CDSC, a distribution fee and an ongoing account maintenance and service fee; (v) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B shares, (vi) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (vii) each class of shares will be exchangeable only into the same class of shares of any of the other SunAmerica Mutual Funds. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Corporation. In addition, shares have no conversion rights, except as described above.

   The By-Laws provide that the Corporation shall indemnify any person who was or is a Director, officer or employee of the Corporation to the maximum extent permitted by Maryland law and the 1940 Act upon a determination, made in accordance with the terms of the By-Laws, that indemnification is proper in the circumstances. In addition, the By-Laws provide that the Corporation may maintain insurance on behalf of any person who is or was a Director or officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as Director, officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted or incurred in connection with serving in such capacity. However, no Director or officer of the Corporation will be protected by indemnification, insurance or otherwise from any liability to the Corporation or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his or her office.

                             ADDITIONAL INFORMATION

Computation of Offering Price per Share
---------------------------------------


   The following is the offering price calculation for each Class of shares of the Fund. The Class A, Class B and Class II calculations are based on the value of the Fund's net assets and number of shares outstanding on December 31, 2000.

----------------------------------------------------------------------------------------------------
                                               Money Market Fund
----------------------------------------------------------------------------------------------------
                                                                Class A      Class B**    Class II+
                                                                -------      ---------    ---------
----------------------------------------------------------------------------------------------------
Net Assets................................................... $971,137,414  $24,090,171  $11,011,830
----------------------------------------------------------------------------------------------------
Number of Shares
Outstanding..................................................  971,137,076   24,090,160   11,011,830
----------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets divided by number of
 shares)..................................................... $       1.00  $      1.00  $      1.00
----------------------------------------------------------------------------------------------------
Sales charge for Class II Shares: 1.00% of offering price
 (1.01% of net asset value per share)*.......................            -            -  $      0.01
----------------------------------------------------------------------------------------------------
Offering Price............................................... $       1.00  $      1.00  $      1.01
----------------------------------------------------------------------------------------------------


* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

Reports to Shareholders. The Fund sends audited annual and unaudited semi-annual reports to shareholders of the Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

Custodian and Transfer Agent. State Street Bank and Trust Company (State Street), 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Corporation. Transfer agent functions are performed for State Street, by National Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

Independent Accountants and Legal Counsel. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the Corporation's independent accountants and in that capacity examines the annual financial statements of the Fund. The firm of Swidler Berlin Shereff Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174, serves as legal counsel to the Corporation.

                              FINANCIAL STATEMENTS

  The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 2000 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 858-8850, extension 5660 or writing the Fund at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.

                                    APPENDIX

                     BOND, NOTE AND COMMERCIAL PAPER RATINGS

Description of Applicable Moody's Investors Service, Inc.'s ("Moody's") Corporate Bond Ratings

 Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  Note: Moody's may apply numerical modifiers 1, 2 and 3 to issues rated Aa to denote relative strength within such classification. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa rating category.

Description of Applicable Moody's Note Ratings

 MIG 1 Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

 MIG 2 Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.


Description of Applicable Moody's Commercial Paper Ratings

  The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.


                                  Appendix-1

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

  Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

  -- Leading market positions in well established industries
  -- High rates of return on funds employed
  -- Conservative capitalization structures with moderate reliance on debt and ample asset protection
  -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation
  -- Well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

  Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.


                                  Appendix-2

Description of Applicable Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. ("S&P") Bond Ratings

  An S&P corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     Plus (+) or minus (-): The rating of "AA" may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     Provisional ratings:

     P The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

                                  Appendix-3

     L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     * Continuance of the rating is contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Applicable Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated "AAA" or "AA" (commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Applicable S&P Note Ratings

     SP-1 The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics.

     SP-2 An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

Description of Applicable S&P Commercial Paper Ratings.

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days.

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to

                                  Appendix-4
          possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                  Appendix-5

PART C

                                OTHER INFORMATION


Item 23: Exhibits.

     (a)  (i)  Articles of Incorporation. Incorporated herein by reference to
               Exhibit 1(A) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 2-85370) filed on April 26, 1996.

          (ii) Articles of Amendment. Incorporated herein by reference to
               Exhibit 1(B) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 2-85370) filed on April 26, 1996.

     (b) By-Laws, as amended. Incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 2-85370) filed on April 26, 1996.

     (c)  Inapplicable.

     (d) Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. Incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 23 of Form N-1A (File No. 2-85370) filed on April 30, 1999.

     (e) (i) Distribution Agreement between the Registrant and SunAmerica Capital Services, Inc. Incorporated herein by reference to Exhibit (e)(i) of Post-Effective Amendment No. 23 of Form N-1A (File No. 2-85370) filed on April 30, 1999.

          (ii) Dealer Agreement. Incorporated herein by reference to
               Exhibit 6(B) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 2-85370) filed on April 26, 1996.

     (f) Directors'/Trustees' Retirement Plan. Incorporated herein by reference to Exhibit 7 of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. (2-85370) filed on
          April 26, 1996.

     (g) Custodian Agreement between Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File No. 2-85370) filed on April 27, 1995.

     (h) (i) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Exhibit 9(a) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File No. 2-85370) filed on April 27, 1995.

          (ii) Service Agreement between Registrant and SunAmerica Fund Services, Inc. Incorporated herein by reference to Exhibit
               (h)(ii) of Post-Effective Amendment No. 23 of Form N-1A (File No. 2-85370) filed on April 30, 1999.


     (i)  Opinion of Legal Counsel.

     (j)  Consent of Independent Accountants.

     (k)  Inapplicable.

     (l)  Inapplicable.

     (m) (i) Distribution Plan pursuant to Rule 12b-1 (Class A Shares). Incorporated herein by reference to Exhibit (m)(i) of Post-Effective Amendment No. 23 of Form N-1A (File No. 2-85370) filed on April 30,1999.

          (ii) Distribution Plan pursuant to Rule 12b-1 Plan (Class B Shares). Incorporated herein by reference to Exhibit (m)(ii) of Post-Effective Amendment No. 23 of Form N-1A (File No. 2-85370) filed on April 30, 1999.

          (iii) Distribution Plan pursuant to Rule 12b-1 (Class II Shares). Incorporated herein by reference to Exhibit (m) (iii) of Post-Effective Amendment No. 23 of Form N-1A (File No. 2-85370) filed on April 30, 1999.

     (n)  Inapplicable.

     (o)  (i)   18f-3 Plan. Incorporated herein by reference to Exhibit 18(B) of
                Post-Effective Amendment No. 19 to Registrant's Registration
                Statement on Form N-1A (File No. 2-85370) filed on July 21,
                1997.


     (p)  (i)   Code of Ethics.


     (p)  (ii)  Power of Attorney.


Item 24.  Persons Controlled by or under Common Control with Registrant.

     There are no persons controlled by or under common control with Registrant.

Item 25.  Indemnification.

          Section 1. The Corporation shall indemnify any person who was or is a director, officer, or employee of the Corporation to the maximum extent permitted by the Maryland General Corporation law; provided, however, that any indemnification hereunder (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Directors, by a majority vote of quorum which consists of Directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding, or (ii) if the required quorum is not obtainable, or if a quorum of such Directors so directs, by independent legal counsel in a written opinion.

          Section 2. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as director, officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his position, whether or not the Corporation would have power to indemnify him.

          Section 3. Notwithstanding anything in this Article VII to the contrary, nothing herein contained shall protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; and in the absence of a court determination that such director or officer is not liable or that such director or officer was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, no indemnification will be permitted to such director or officer (either directly or through insurance provided by the Corporation) unless an independent legal counsel determines, based on a review of the facts, that such person was not guilty of such willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 26.  Business and Other Connections of the Investment Adviser.

     Information concerning the business and other connections of

     SunAmerica Asset Management Corp. is incorporated herein by reference to SunAmerica Asset Management Corp.'s Form ADV (File No. 801-19813), which is currently on file with the Securities and Exchange Commission.

     Reference is also made to the caption "Fund Management" in the Prospectus constituting Part A of the Registration Statement and "Adviser, Personal Securities Trading, Distributor and Administrator" and "Directors and Officers" constituting Part B of the Registration Statement.

Item 27.  Principal Underwriters.

 (a) The principal underwriter of the Registrant also acts as principal underwriter for:

     SunAmerica Equity Funds
     SunAmerica Income Funds
     SunAmerica Strategic Investment Series, Inc.
     SunAmerica Style Select Series, Inc.
     Brazos Mutual Funds

 (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's shares:


     Name and Principal         Position with             Position with
     Business Address           Underwriter               the Registrant
     ----------------           -----------               --------------
     Peter A. Harbeck           Director                  Director and President
     The SunAmerica Center
     733 Third Avenue
     New York, NY 10017-3204

     J. Steven Neamtz           President                 Vice President
     The SunAmerica Center      and Director
     733 Third Avenue
     New York, NY 10017-3204

     Robert M. Zakem            Executive Vice President, Secretary & Chief
     The SunAmerica Center      General Counsel           Compliance Officer
     733 Third Avenue           and Director
     New York, NY 10017-3204

     Debbie E. Potash-Turner    Chief Financial           None
     The SunAmerica Center      Officer and
     733 Third Avenue           Controller
     New York, NY 10017-3204

 (c) Inapplicable

Item 28.  Location of Accounts and Records.

     SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or an affiliate thereof, will maintain physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant's custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, National Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5472.

Item 29.  Management Services.

     Inapplicable.

Item 30.  Undertakings.

     Inapplicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 25 to the Registration Statement under Rule 485 (b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 25 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th of April, 2001.

                                         SunAmerica Money Market Funds, Inc.

                                         By: /s/ Peter A. Harbeck
                                             -----------------------------------
                                             Peter A. Harbeck
                                             President and Director

     Pursuant to the requirements of the 1933 Act, the Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:



/s/ Peter A. Harbeck       President and Director                April 27, 2001
-------------------------  (Principal Executive Officer)
Peter A. Harbeck


           *               Treasurer                             April 27, 2001
-------------------------  (Principal Financial and
Peter C. Sutton            Accounting Officer)



           *               Director                              April 27, 2001
-------------------------
S. James Coppersmith


           *               Director                              April 27, 2001
-------------------------
Samuel M. Eisenstat

           *
-------------------------  Director                              April 27, 2001
Stephen J. Gutman

           *
-------------------------  Director                              April 27, 2001
Sebastiano Sterpa


*By: /s/ Peter E. Pisapia                                        April 27, 2001
-------------------------
Attorney-in-Fact
Peter E. Pisapia

                                 EXHIBIT INDEX




(i)         Opinion of Legal Counsel.
(j)         Consent of Independent Accountants.
(p)(i)      Code of Ethics.

(p)(ii)     Power of Attorney.